UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

EATON VANCE CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-8100	04-2718215
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 482-8260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

INFORMATION INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

Registrant announces it’s next Chief Legal Officer and Deputy Chief Legal Officers, as described in Registrant’s news release dated October 10, 2007, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

	Exhibit No.	Document

	99.1	Press Release issued by the Registrant dated October 10, 2007 detailing the announcement of its next Chief Legal Officer and
Deputy Chief Legal Officers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP.
(Registrant)

Date:	October 10, 2007	/s/ William M. Steul
William M. Steul, Chief Financial Officer

EXHIBIT INDEX

     Each exhibit is listed in this index according to the number assigned to it in the exhibit table set forth in Item 601 of Regulation S-K. The following exhibit is filed as part of this Report:

Exhibit No.	Description

	99.1	Press Release issued by the Registrant dated October 10, 2007 detailing the announcement of its next Chief Financial Officer and Deputy Chief Legal Officers.

Exhibit 99.1

JOHN E. PELLETIER TO BECOME CHIEF LEGAL OFFICER OF EATON VANCE CORP.; MAUREEN A. GEMMA AND FREDERICK S. MARIUS APPOINTED DEPUTY CHIEF LEGAL OFFICERS

BOSTON, October 10, 2007 – Eaton Vance Corp. announced today that John E. Pelletier will join the Company to become Chief Legal Officer on November 1, 2007, upon the retirement of Alan R. Dynner. Mr. Dynner has served as Chief Legal Officer since 1996. The Company also announced the appointment of Maureen A. Gemma and Frederick S. Marius as Deputy Chief Legal Officers. Ms. Gemma and Mr. Marius have served as attorneys at Eaton Vance since 1993 and 2004, respectively.

“We are pleased to announce new leadership of Eaton Vance’s legal and compliance group to replace Alan Dynner, who is retiring after eleven years of distinguished service,” said Thomas E. Faust Jr., President of Eaton Vance Corp. “John brings to the role of Chief Legal Officer significant experience in investment industry legal and regulatory matters and a strong record as a business leader and manager. Maureen and Fred are talented attorneys with strong records of accomplishment and in-depth knowledge of the Company’s legal affairs. Together, we believe they make a formidable leadership team.”

Mr. Pelletier joins Eaton Vance from Natixis Global Associates, where he served most recently as Chief Operating Officer and Executive Vice President. He was General Counsel of Natixis from 1997 to 2004. Prior to joining Natixis, Mr. Pelletier was Senior Vice President and General Counsel of Funds Distributor, Inc. and its corporate affiliates, and an attorney at Boston Company Advisors, Inc. Mr. Pelletier is a graduate of Assumption College and received J.D. and Master of Arts, Public Policy degrees from Duke University. He is a member of the Massachusetts Bar Association.

Prior to joining Eaton Vance, Ms. Gemma was associated with Bingham McCutchen LLP. She is a graduate of the University of New Hampshire and Boston College Law School.

Mr. Marius was President and General Counsel of Quantitative Investment Advisors, Inc. and U.S. Boston Capital Corporation from 1999 to 2004. He served previously as Vice President, Counsel of Putnam Investments, Inc. and as an associate in the Boston office of Skadden, Arps, Slate, Meagher and Flom. He is a graduate of the University of Massachusetts at Amherst and Boston University School of Law.

Eaton Vance Corp., a Boston-based investment management firm with $153.5 billion of assets under management on August 31, 2007, is traded on the New York Stock Exchange under the symbol EV.